UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     SEPTEMBER 14, 2004

                             National Beverage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                          1-14170                   59-2605822
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           (Commission File Number)       (IRS Employer Identification No.)


                 One North University Drive
                 Fort Lauderdale, Florida                   33324
         (Address of Principal Executive Offices)        (Zip Code)

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                                 (954) 581-0922
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 14, 2004, National Beverage Corp. issued a press release announcing its financial results for the first quarter ended July 31, 2004. This release is furnished as Exhibit 99.1 hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


       ( c ) Exhibit 99.1  Press release dated September 14, 2004